UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 12, 2021

GENERATIONS BANCORP NY, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-39883	85-3659943
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

20 East Bayard Street, Seneca Falls, New York		13148
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (315) 568-5855

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	GBNY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Generations Bancorp NY, Inc. (the “Company”) is moving the Generations Bank 401(k) Plan (the “401(k) Plan”) to Principal as the third party recordkeeper and to Delaware Charter Guarantee & Trust Company conducting business as Principal Trust Company, as Trustee.  As a result of the planned move, there will be a blackout period beginning at the end of the day on December 14, 2021, and ending the week of January 16, 2022, during which participants in the 401(k) Plan will be temporarily unable to make changes to their individual accounts, direct or diversify investments in their individual accounts, including accounts that hold common stock of the Company, or obtain a loan or distribution from the Plan.  Participants in the 401(k) Plan were notified of the blackout period on November 12, 2021.

As a result of the foregoing, on November 12, 2021, the Company sent a Blackout Notice Concerning Limitations on Trading in Generations Bancorp NY, Inc. (“Notice”) to its directors and executive officers informing them that a blackout period with respect to directors and executive officers is expected to be in effect beginning at the end of the day on December 14, 2021 and ending the week of January 16, 2022.

The Notice was provided to the Company’s directors and executive officers pursuant to the requirements of Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission’s Regulation BTR.  A copy of the Notice is attached as Exhibit 99.1 to this current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit

99.1	Blackout Notice Concerning Limitations on Trading in Generations Bancorp NY, Inc. Equity Securities to Executive Officers and Directors of Generations Bancorp NY, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GENERATIONS BANCORP NY, INC.

DATE: November 12, 2021	By:	/s/ Menzo D. Case
Menzo D. Case
President and Chief Executive Officer